UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2005

CHECKFREE CORPORATION

(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

     On June 16, 2005, CheckFree Corporation (“CheckFree” or the “Company”) terminated approximately 200 associates, re-scoping many positions with the intent to re-hire as quickly as possible, and eliminating some others. As part of the action, Electronic Billing and Payment operations at the Company’s Waterloo, Ontario, Canada facility will be moved to CheckFree headquarters in Norcross, Georgia, by October 2005.

     As a result, the Company expects to incur total charges in its fourth quarter of fiscal 2005 of approximately $5.5 million on a GAAP pre-tax basis of which approximately $0.2 million is non-cash in nature. Components of these charges include approximately $5.4 million pre-tax in employee-related costs, including termination and other fringe benefits, and approximately $0.1 million pre-tax in other associated costs. The total cash based obligations incurred with this project will be distributed between the date hereof and April 2006.

Forward-Looking Statements

     Certain of CheckFree’s statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements in this document regarding forecasts and expectations of charges associated with exit or disposal activities (paragraph 1 and 2 of Item 2.05 of this Form 8-K). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including CheckFree’s Annual Report on Form 10-K for the year ended June 30, 2004 (filed September 3, 2004), Form 10-Q for the quarter ended September 30, 2004 (filed November 9, 2004), Form 10-Q for the quarter ended December 31, 2004 (filed February 8, 2005), and Form 10-Q for the quarter ended March 31, 2005 (filed May 9, 2005). One or more of these factors have affected, and could in the future affect CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.

Item 7.01. Regulation FD.

     CheckFree announced that, on June 16, 2005, it terminated approximately 200 associates, re-scoping many positions with the intent to re-hire as quickly as possible, and eliminating some others. The Company will take a GAAP charge in its fourth quarter of fiscal 2005 of approximately four cents per share related to the resource re-balancing, which the Company expects will not affect its underlying earnings expectations previously issued on May 3, 2005.

     The information in this Item 7.01 of Form 8-K shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Use of Non-GAAP Financial Information

     CheckFree supplements its reporting of revenue, income (loss) from operations, net income (loss) and earnings (loss) per share information determined in accordance with GAAP by using “underlying revenue,” underlying income (loss) from operations,” “underlying net income (loss)” and “underlying earnings (loss) per share.” Management believes that certain non-cash adjustments to revenue or expense enhance CheckFree’s evaluation of its performance, and are not pertinent to day to day operational decision making in the business. Therefore, CheckFree excludes these items from GAAP revenue, income (loss) from operations, net income

(loss) and earnings (loss) per share in calculating underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share.

     Examples of such non-cash charges may include, but not be limited to, intangible asset amortization expense and in-process research and development costs associated with acquisitions, charges associated with the impairment of intangible assets, charges resulting from warrants issued to third parties, and charges associated with reorganization activities, all offset by the cumulative tax impact of these charges. CheckFree excludes these items in order to more clearly focus on the factors it believes are pertinent to the daily management of its operations, and management uses underlying results to evaluate the impact of operational business decisions. CheckFree regularly reports underlying results to its Chairman and Chief Executive Officer, the Company’s chief operating decision maker, who uses this information in allocating resources to CheckFree’s various business units. Additionally, as CheckFree rewards its management for their decisions that increase revenue and decrease controllable costs, the Company uses underlying revenue and underlying income (loss) from operations as factors in determining short-term incentive compensation for management, and uses underlying revenue, underlying net income (loss) and underlying earnings (loss) per share as factors in determining long-term incentive compensation for management.

     Because CheckFree utilizes underlying financial results in the management of its business and to determine incentive compensation for management, the Company believes this supplemental information is useful to investors for their independent evaluation and understanding of the performance of the Company’s management and its core business performance.

     CheckFree’s underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share should be considered in addition to, and not as a substitute for, revenue, income (loss) from operations, net income (loss) or earnings (loss) per share or any other amount determined in accordance with GAAP. CheckFree’s measures of underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

Forward-Looking Statements

     Certain of CheckFree’s statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements in this document regarding forecasts and expectations of revenue and earnings per share for the fourth quarter and earnings per share for fiscal 2005 as a whole (paragraph 1 of Item 7.01 of this Form 8-K). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including CheckFree’s Annual Report on Form 10-K for the year ended June 30, 2004 (filed September 3, 2004), Form 10-Q for the quarter ended September 30, 2004 (filed November 9, 2004), Form 10-Q for the quarter ended December 31, 2004 (filed February 8, 2005), and Form 10-Q for the quarter ended March 31, 2005 (filed May 9, 2005). One or more of these factors have affected, and could in the future affect CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: June 22, 2005	By:	/s/ David E. Mangum
David E. Mangum, Executive Vice
President and Chief Financial Officer

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